EXHIBIT 99.1

DAVIDsTEA ANNOUNCES RESTATEMENT OF PREVIOUSLY ISSUED INTERIM FINANCIAL

STATEMENTS TO REFLECT UNRECORDED NON-CASH IMPAIRMENT CHARGES AS WELL AS A

REDUCTION IN AMORTIZATION EXPENSES

ANNOUNCES A DELAY IN FILING OF ITS THIRD QUARTER FINANCIAL RESULTS

Montréal, Québec – December 18 2019 - DAVIDsTEA Inc. (Nasdaq:DTEA), a leading tea merchant and expert in North America, today announced that its Board of Directors, following the recommendation of the Audit Committee, is restating its previously-issued interim condensed consolidated financial statements for the quarterly periods ended May 4, 2019 and August 3, 2019 to reflect the restatement resulting from an error in monitoring IAS 36 impairment triggers post-adoption of IFRS 16, Leases and a change in the elections applied upon initial adoption of IFRS 16, Leases on February 3, 2019. The previously filed unaudited condensed interim consolidated financial statements for the quarterly periods ended May 4, 2019 and August 3, 2019 should no longer be relied upon.

The Company is filing today with the United States Securities and Exchange Commission a Form 8-K containing additional information about the restatement of financial statements and associated disclosures. The restatement only impacts non-cash impairment charges, amortization expenses, deficit at February 3, 2019, and the balance of right-of-use assets, but it does not affect other aspects of the Company’s previously reported financial statements.

The Company intends to delay the filing of its Quarterly Report on Form 10-Q for the period ended November 2, 2019. The Company expects to file the following as soon as practicable (i) an amendment to its Quarterly Report on Form 10-Q for the period ended May 4, 2019 to restate its unaudited condensed consolidated financial statements and related financial information at May 4, 2019 and to amend certain other items within that report, (ii) an amendment to its Quarterly Report on Form 10-Q for the period ended August 3, 2019 to similarly restate its unaudited condensed consolidated financial statements and related financial information at August 3, 2019 and (iii) its Quarterly Report on Form 10-Q for the period ended November 2, 2019.

About DAVIDsTEA

DAVIDsTEA is a leading retailer of specialty tea, offering a differentiated selection of proprietary loose-leaf teas, pre-packaged teas, tea sachets and tea-related gifts, accessories and food and beverages through over 230 company-owned and operated DAVIDsTEA retail stores in Canada and the United States, as well as through its e-commerce platform at davidstea.com. A selection of DAVIDsTEA products are also available in grocery stores across Canada through its growing wholesale distribution channel. The Company is headquartered in Montréal, Canada.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. These forward-looking statements are based on our current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause the Company’s actual results, performance or achievements, as well as the Company’s expectations regarding materiality or significance and the restatement’s quantitative effects, to differ materially from those expressed or implied in any forward-looking statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that additional information may arise from the Company’s and its audit committee’s internal review, the risk that the process of preparing and auditing the restated financial statements or other subsequent events would require the Company to make additional adjustments and the time and effort required to complete the restatement of its financial statements, whether the reassessment of the Company’s internal controls over financial reporting could lead the Company to conclude that there were deficiencies in its internal control over financial reporting that constitute material weaknesses; the Company’s responses to potential comments from the SEC; adverse effects on the Company’s business and operations as a result of increased regulatory, media or financial reporting issues and practices, rumors or otherwise; the costs and expenses of the restatement; the initiation of legal proceedings; the volatility of the Company’s stock price; and other risks described more fully in the Company’s filings with the SEC. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, the Company assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.

Investor Contact	Media Contact
MaisonBrison Communications	PELICAN PR
Pierre Boucher	Lyla Radmanovich
514.731.0000	514.845.8763
investors@davidstea.com	media@rppelican.ca